                                                               Exhibit (2)(d)(1)


COMMON STOCK                                                       COMMON STOCK


    NUMBER                                                            SHARES


INCORPORATED UNDER THE
LAWS OF THE STATE OF MARYLAND
                                                               CUSIP 61744M 10 4
                                                         SEE REVERSE FOR CERTAIN
                                                                     DEFINITIONS


                   The Morgan Stanley High Yield Fund, Inc.

                      Name Changed To Morgan Stanley Dean
                         Witter High Yield Fund, Inc.

This Certifies that



is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $0.01, OF

The Morgan Stanley High Yield Fund, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar or its designated agent.

     In Witness Whereof the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:

Countersigned and Registered:
  AMERICAN STOCK TRANSFER &  TRUST COMPANY
        (NEW YORK, NEW YORK)

By     Transfer Agent              CORPORATE               /s/ Warren J. Olsen
       and Registrar               SEAL                              President

       Authorized
       Signatory                                          /s/ Valerie Y. Lewis
                                                                     Secretary

                    The Morgan Stanley High Yield Fund, Inc.

  A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF CAPITAL STOCK MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenants in common               UNIF GIFT MIN ACT -- ______Custodian ______
TEN ENT -    as tenants by the entireties                            (Cust.)         (Minor)
JT TEN -     as joint tenants with right                      under Uniform Gifts to Minors Act
             of survivorship and not as                       _________________________________
             tenants in common                                             (State)

    Additional abbreviations may also be used though not in the above list.



For value received, ______________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[                       ]
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________

_______________________________________________________________________Shares
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_____________________________
                                       Signature(s)_____________________________
                                                   NOTICE: The signature(s) to
                                                   this assignment must
                                                   correspond with the name as
                                                   written upon the face of the
                                                   Certificate, in every
                                                   particular, without
                                                   alteration or enlargement, or
                                                   any change whatever.

Signature Guaranteed By:


__________________________